SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 25, 2002
                                 ---------------

                              GWL&A FINANCIAL INC.
             (Exact name of registrant as specified in its charter)

         Delaware                333-64473             84-1474245
(State or other jurisdiction     (Commission File      (IRS Employer
 of incorporation)               Number)               Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado       80111
(Address of principal executive offices)                  (Zip Code)

(303) 737-3000
(Registrant's telephone number, including area code)
--------------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number        Title

99                    Great-West Lifeco Press Release dated April 25, 2002


ITEM 9. REGULATION FD DISCLOSURE

On April 25, 2002, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the first quarter of 2002. The press release includes a discussion of the financial results of Great-West Life & Annuity Insurance Company, the operating subsidiary of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.

This Form 8-K contains forward-looking statements. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. In particular, statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Registrant's beliefs concerning future or projected levels of sales of the Registrant's products, investment spreads or yields, or the earnings or profitability of the Registrant's activities. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Registrant's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to the Registrant specifically, such as credit, volatility and other risks associated with the Registrant's investment portfolio, and other factors. Readers are also directed to consider other risks and uncertainties discussed in documents filed by the Registrant and certain of its subsidiaries with the Securities and Exchange Commission.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 25, 2002



                                            GWL&A FINANCIAL INC.



                                                   By:_/s/ Richard G. Schultz

                                                   Name: Richard G. Schultz

                                                   Title: Vice President,
                                                   Counsel
                                                   and Associate Secretary

                       Great-West Lifeco reports first quarter results

Winnipeg, April 25, 2002 ... Great-West Lifeco Inc. has reported net income attributable to common shareholders of $222 million or $0.602 per common share for the three months ended March 31, 2002, an increase of 35% compared to $0.446 per common share reported for first quarter 2001.

Under accounting standards effective January 1, 2002, goodwill is no longer amortized. After adjusting first quarter 2001 to reflect the new accounting standards, 2002 represents an increase of 23% over 2001.

Highlights - first quarter 2002
o   Total premiums and deposits were up 2% from a year ago.
o Return on common shareholders' equity was 21.2% for the twelve months ended March 31, 2002, compared to 20.3% in 2001, excluding 2001 non-recurring items from both calculations.
o   Quarterly dividends declared were $0.225 per common share for June
    28, 2002. Dividends paid on common shares for three months of 2002 were 22% higher than a year ago.

Consolidated net earnings for Lifeco are the net operating earnings of The Great-West Life Assurance Company (Great-West) in Canada and Great-West Life & Annuity (GWL&A) in the United States, together with Lifeco's corporate results. The following comparative figures for 2001 have been adjusted to exclude goodwill amortization.

In Canada, Great-West's first quarter net income attributable to common shareholders increased 16% to $107 million from $92 million at March 31, 2001. Including the Canadian portion of Lifeco Corporate results, Canadian consolidated net earnings of Lifeco for the first quarter of 2002 were $103 million compared to $90 million a year ago.

In the U.S., GWL&A's first quarter net income attributable to common shareholders increased 27% to US $78 million from US $62 million at March 31, 2001. Including the United States portion of Lifeco Corporate results and translated to Canadian dollars, Lifeco's United States consolidated net earnings for the first quarter of 2002 were $119 million compared to $92 million a year ago.

The Great-West Life Assurance Company

Developments
o The Company recorded double digit growth in sales of individual insurance products in the first quarter, with life insurance sales up 26% and living benefits sales up 25% over first quarter 2001.
o Sales of segregated funds rebounded, with individual segregated funds deposits up 11% over first quarter 2001. Segregated funds assets also showed strong growth, up 9%.
o Group insurance premiums and deposits increased 8% over first quarter 2001, supported by excellent persistency of 96%, an indication of client satisfaction.
o   London Life Insurance Company - a subsidiary of Great-West Lifeco
    Inc., closed the sale of its subsidiary, London Guarantee Insurance Company, to The St. Paul Companies of Saint Paul, Minnesota, in March. The Company had identified London Guarantee as a non-strategic business unit.

Results
"Great-West and London Life have recorded an exceptional start to the year, with excellent performance across all our lines of business," says Raymond L. McFeetors, President and Chief Executive Officer. "Whether you look at sales, premium income, expense management or earnings, this has been one of our best quarters since the integration of Great-West and London Life."

Great-West's net income for the three months ended March 31, 2002 included a gain of $31 million realized on the sale of London Life's interests in London Guarantee Insurance Company, essentially offset by an increase in credit loss provisions related to technology holdings, and a strengthening of corporate and actuarial reserves.

Total premiums and deposits for the three months ended March 31, 2002, including reinsurance premiums, were up 25% from 2001 levels. Risk-based premiums, other than reinsurance, were up 6%, self-funded premium equivalents (ASO contracts) were up 8%, and segregated funds deposits were up 6%. Reinsurance premiums were up 88%, in large part reflecting the nature of the contracts written.

Fee income increased 7% in the three months ended March 31, 2002 compared to 2001, associated with increases in both segregated funds assets and ASO contract volumes.

Total assets under administration at March 31, 2002 were $54.3 billion, up 5% from a year ago.

Great-West Life & Annuity Insurance Company

Developments
o Late in 2001, the Company initiated a partnership with Citibank to distribute term insurance to the bank's retail customers. This initiative has exceeded expectations, routinely generating more than 100 term insurance customers per day from the licensed banker channel. The Company is considering expanding the program to additional retail customer channels.
o The State of Vermont selected BenefitsCorp as recordkeeper for its $140 million 457 plan. The 5,000 participant plan brings to 14 the number of states receiving defined contribution pension plan services from GWL&A.
o EducatorsMoney(TM) was awarded contracts to provide 457 defined contribution services to two school districts in Texas and California.


Results
"Our financial results in the first quarter reflect our continuing commitment to bottom line performance," said William T. McCallum, President & Chief Executive Officer, Great-West Life & Annuity (GWL&A). "In our health business, our results are quite satisfactory, despite a reduction in membership which has been more than compensated by expense reductions and improved pricing."
    "Our Financial Services business continues to perform very well. We are particularly pleased with the potential of our bank marketing channel."

GWL&A's net income for the three months ended March 31, 2002 of US $78 million represents an increase of US $16 million over 2001. First quarter 2001 was negatively impacted by the operations of Alta Health and Life Insurance Company.

The decrease in US $ premium income and deposits for the three months ended March 31, 2002 was comprised of reductions in both Employee Benefits and Financial Services. The change in the Employee Benefits segment is due to a contraction in health care medical memberships, while the change in the Financial Services segment is primarily due to lower 401(k) single premium deposits.

Fee income is derived from the management of segregated funds assets and the administration of Group health ASO business. The decrease in year-to-date fee income in 2002 arises out of both the health care business and the effects of the U.S. equity markets on segregated fund fees.

Total assets under administration were $44.1 billion at March 31, 2002, up 6% from a year ago.

Quarterly Dividends

At its meeting today, the Board of Directors approved a quarterly dividend of $0.225 per share on the common shares of the Company payable June 28, 2002 to shareholders of record at the close of business June 14, 2002.

In addition, the Directors approved quarterly dividends on the preferred shares of the Company: o Series B First Preferred Shares $0.465625 per share; o Series C First Preferred Shares $0.484375 per share; and o Series D First Preferred Shares $0.293750 per share payable June 30, 2002 to shareholders of record at the close of business June 14, 2002 o Class A, Series 1 Preferred Shares $0.3125 per share payable July 31, 2002 to shareholders of record at the close of business July 17, 2002.

BOARD OF DIRECTORS

At a meeting today of the Board of Directors of Great-West Lifeco, Inc., following the Annual General Meeting, Mr. James W. Burns retired as Chairman of Great-West Lifeco, and indicated his intent to retire as Chairman of the Boards of The Great-West Life Assurance Company, London Life Insurance Company and London Insurance Group. Mr. Burns' role as Chairman has spanned 23 years. Mr. Robert Gratton, President and Chief Executive Officer of Power Financial Corporation, was elected Chairman of the Board by the Directors.



Great-West Lifeco

Great-West Lifeco Inc. is a financial services holding company with interests in the life insurance, health insurance, retirement savings, and reinsurance businesses, primarily in Canada and the United States. Lifeco's subsidiaries - The Great-West Life Assurance Company in Canada and Great-West Life & Annuity Insurance Company in the United States - serve the financial security needs of more than 14 million people. Lifeco and its companies have more than $98 billion in assets under administration. Great-West Lifeco is a member of the Power Financial Corporation group of companies.

Forward-looking statements
This release may contain forward-looking statements about future operations, financial results, objectives and strategies of the Company. Forward-looking statements are typically identified by the words "believe", "expect", "anticipate", "intend", "estimate" and other similar expressions.

These statements are necessarily based on estimates and assumptions that are inherently subject to risks and uncertainties, many of which are beyond the Company's control. Actual results may differ materially due to a variety of factors, including legislative or regulatory developments, competition, technological change, global capital market activity, interest rates and general economic and political conditions in Canada, North America or internationally.

Readers are urged to consider these and other such factors carefully and not place undue emphasis on the Company's forward-looking statements.

Unless otherwise required by securities laws, the Company does not intend or have any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Further information
Financial highlights and the March 31, 2002 interim unaudited consolidated financial statements are attached.

Great-West Lifeco's first quarter analyst teleconference will be held Thursday, April 25, at 3:00 p.m. (Eastern). The call can be accessed through www.greatwestlifeco.com or by phone, through listen-only lines at 1-800-387-6216 (passcode: Chantal) or 416-405-9328 in Toronto.

A replay of the call will be available from April 25, until May 2, and can be accessed by calling 1-800-408-3053 (passcode: 1123965 ) or 416-695-5800 in
Toronto.


                                     - end -




For more information contact:

Marlene Klassen
Director, Media & Public Relations
(204) 946-7705
marlene.klassen@gwl.ca

                        FINANCIAL HIGHLIGHTS (unaudited)
            (in millions of dollars except per common share amounts)



                                               2002                      2001
                                      ------------------------  ------------------------
                                      ------------------------  ------------------------
                                      Canada   U.S.    Total    Canada   U.S.    Total    % Change
       --------------------------------------------------------------------------------------------
       --------------------------------------------------------------------------------------------
       For the Three Months Ended March 31

       Premiums:
       Life insurance, guaranteed
          annuities
       and insured health produc  t   $ 1,033   $ 750  $ 1,783   $ 970    $ 836  $ 1,806       -1%
       Reinsurance and property         1,125       -   1,125      600        -     600        88%
           and casualty

       Self-funded premium equivalents
           (ASO contracts)     (1)       326    2,150   2,476      302    2,368   2,670        -7%

       Segregated funds deposits:   (1)
           Individual products           617      199     816      558      137     695        17%
           Group products                260    1,075   1,335      266    1,323   1,589       -16%
                                      ------------------------  ------------------------  ---------
                                      ------------------------  ------------------------  ---------

       Total premiums and deposits    $ 3,361 $ 4,174  $ 7,535  $ 2,696 $ 4,664  $ 7,360        2%
                                      ------------------------  ------------------------  ---------
                                      ------------------------  ------------------------  ---------

       Fee and other income              102      361     463       95      384     479        -3%

       Paid or credited to             2,377      925   3,302    1,768    1,052   2,820        17%
          policyholders

       Net income attributable to:
           Preferred shareholders          7        -       7        7        -       7         -%
           Common shareholders           103      119     222       75       91     166        34%

       Goodwill amortization               -        -       -       15        1      16
          adjustment (2)

       Adjusted net income common        103      119     222       90       92     182        22%
          shareholders (2)


       --------------------------------------------------------------------------------------------
       --------------------------------------------------------------------------------------------
       Return on common shareholders' equity (12 months):

       Net income                                       14.6%                     18.7%

       Adjusted net income (2)                          21.2%                     20.3%

       --------------------------------------------------------------------------------------------
       --------------------------------------------------------------------------------------------
       Per Common Share

       Basic earnings                                  $ 0.602                   $ 0.446       35%

       Goodwill amortization adjustment (2)                 -                     0.043

       Adjusted basic earnings (2)                      0.602                     0.489        23%

       Dividends paid                                   0.225                     0.185        22%

       Book value                                       10.77                     10.31         4%


       --------------------------------------------------------------------------------------------
       --------------------------------------------------------------------------------------------
       At March 31


       Total assets                   $34,613 $ 23,948 $58,561  $33,737 $23,722  $57,459        2%
       Segregated funds assets   (1)   19,708   20,152  39,860   18,083   17,976  36,059        11%
                                      ------------------------  ------------------------  ---------
                                      ------------------------  ------------------------  ---------
       Total assets under             $54,321 $ 44,100 $98,421  $51,820 $41,698  $93,518        5%
          administration
                                      ========================  ========================  =========
                                      ========================  ========================  =========


       Capital stock and surplus                       $ 4,502                   $ 4,364        3%


       (1) Segregated funds deposits and self-funded premium equivalents (ASO contracts) The financial statements of a life insurance company do not include the assets, liabilities, deposits and withdrawals of segregated funds or the claims payments related to administrative services only (ASO) Group health contracts. However, the Company does earn fee and other income related to these contracts.

       Both segregated fund and ASO contracts are an important aspect of the overall business of the Company and should be considered when comparing volumes, size and trends.

       (2) In addition to net income (Canadian GAAP basis), adjusted net income for 2001 is also presented. 2001 results include a charge of $16 after-tax or $.043 per common share related to the amortization of goodwill. On January 1, 2002 the Company stopped amortizing goodwill in accordance with new Canadian Institute of Chartered Accountants standard 3062 Goodwill and Other Intangible Assets (see note 2 of the Company's 2002 interim financial statements). Return on common shareholders' equity is also presented excluding 2001 non-recurring items.

                 SUMMARY OF CONSOLIDATED OPERATIONS (unaudited)
            (in millions of dollars except earnings per common share)

                                                                                   For the three months
                                                                                      ended March 31
                                                                                  -----------------------
                                                                                  -----------------------
                                                                                     2002        2001

              Income
                 Premium income                                                      $ 2,908     $ 2,406
                 Net investment income                                                   942         904
                 Fee and other income                                                    463         479
                                                                                  ----------- -----------
                                                                                  ----------- -----------
                                                                                       4,313       3,789
                                                                                  ----------- -----------
                                                                                  ----------- -----------

              Benefits and Expenses
                 Paid or credited to policyholders and
                      beneficiaries including policyholder
                      dividends and experience refunds                                 3,302       2,820
                 Commissions                                                             171         170
                 Operating expenses                                                      470         480
                 Premium taxes                                                            28          30
                                                                                  ----------- -----------
                                                                                  ----------- -----------

              Net operating income before income taxes                                   342         289

                 Income taxes- current                                                    61          60
                             - future                                                     43          36
                                                                                  ----------- -----------
                                                                                  ----------- -----------

              Net income before minority and other interests                             238         193

              Minority and other interests (note 4)                                        9           4
                                                                                  ----------- -----------
                                                                                  ----------- -----------

              Net income before amortization of goodwill                                 229         189

              Amortization of goodwill                                                     -          16
                                                                                  ----------- -----------
                                                                                  ----------- -----------

              Net income                                                               $ 229       $ 173
                                                                                  =========== ===========
                                                                                  =========== ===========

              Earnings per Common Share (note 6)

                 Basic                                                               $ 0.602     $ 0.446
                                                                                  =========== ===========
                                                                                  =========== ===========

                 Diluted                                                             $ 0.589     $ 0.438
                                                                                  =========== ===========
                                                                                  =========== ===========

              -------------------------------------------------------------------------------------------
              -------------------------------------------------------------------------------------------

              Summary of Net Income

                 Preferred shareholder dividends                                         $ 7         $ 7

                 Net income - common shareholders                                        222         166
                                                                                  ----------- -----------
                                                                                  ----------- -----------

                 Net income                                                            $ 229       $ 173
                                                                                  =========== ===========
                                                                                  =========== ===========

              Average number of shares outstanding - basic                        369,079,660 372,128,051
              Average number of shares outstanding - diluted                      390,264,668 379,202,781

              United States operating results during the first three months of 2002 have been included at the average market rate of $1.5945 Canadian compared with $1.5280 Canadian in 2001.

                     CONSOLIDATED BALANCE SHEET (unaudited)
                            (in millions of dollars)

                                                    March 31,        December 31,   March 31,
                                                      2002             2001            2001
      Assets

      Bonds                                           $ 32,533        $ 32,581        $ 31,064
      Mortgage loans                                     8,110           8,369           8,861
      Stocks                                             1,327           1,379           1,294
      Real estate                                        1,241           1,272           1,224
      Loans to policyholders                             6,232           6,213           5,835
      Cash and certificates of deposit                     683             837             864
      Funds withheld by ceding insurers                  4,262           4,477           3,888
      Premiums in course of collection                     546             410             581
      Interest due and accrued                             592             543             624
      Future income taxes                                  141             317             250
      Goodwill and intangible assets (note 3)            1,730           1,604           1,676
      Other assets                                       1,164           1,157           1,298
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------

      Total assets                                    $ 58,561        $ 59,159        $ 57,459
                                                   ============     ===========     ===========
                                                   ============     ===========     ===========

      Liabilities

      Policy liabilities
         Actuarial liabilities                        $ 43,946        $ 43,909        $ 43,307
         Provision for claims                              621             753             717
         Provision for policyholder dividends              354             355             338
         Provision for experience rating refunds           684             834             465
         Policyholder funds                              1,792           1,748           1,819
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------
                                                        47,397          47,599          46,646

      Commercial paper and other loans                   1,071           1,075           1,025
      Current income taxes                                 501             508             283
      Other liabilities                                  1,695           2,181           1,778
      Repurchase agreements                                434             400             353
      Net deferred gains on portfolio investments sold   1,016           1,049           1,083
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------
                                                        52,114          52,812          51,168

      Minority and other int(notes4)                     1,945           1,950           1,927

      Capital Stock and Surplus

         Capital stock (note 5)                          2,083           2,083           2,089
         Surplus                                         2,056           1,951           1,937
         Provision for unrealized gain on translation
           of net investment in foreign operations         363             363             338
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------
                                                         4,502           4,397           4,364
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------

      Liabilities, capital stock and surplus          $ 58,561        $ 59,159        $ 57,459
                                                   ============     ===========     ===========
                                                   ============     ===========     ===========

      United States assets and liabilities have been translated at the market rates of $1.5935 Canadian for March 31, 2002, $1.5930 Canadian for
       December 31, 2001 and $1.5774 Canadian for March 31, 2001.

(in millions of dollars)


                                                                   For the three months
                                                              ended March 31
                                                             ----------------------------------
                                                             ----------------------------------
                                                                 2002               2001


Balance, beginning of year                                        $ 1,951              $ 1,868

Net income                                                            229                  173

Acquisition discount - preferred shares of subsidiary                   -                    1

Common share cancellation excess                                      (34)                 (29)

Dividends to shareholders
      Preferred shareholders                                           (7)                  (7)
      Common shareholders                                             (83)                 (69)
                                                             -------------     ----------------
                                                             -------------     ----------------

Balance, end of period                                            $ 2,056              $ 1,937
                                                             =============     ================
                                                             =============     ================

   (in millions of dollars)



                                                                             For the three months
                                                                                ended March 31
                                                                           --------------------------
                                                                           --------------------------
                                                                             2002            2001

Operations
   Net income                                                                  $ 229           $ 173
   Adjustments for non-cash items:
      Change in policy liabilities                                              (113)            573
      Change in funds withheld by ceding insurers                                215            (333)
      Change in current income taxes payable                                     (11)           (150)
      Future income tax expense                                                   43              36
      Amortization of goodwill                                                     -              16
      Other                                                                     (764)           (129)
                                                                           ----------     -----------
                                                                           ----------     -----------
Cash flows from operations                                                      (401)            186

Financing Activities
   Issue of common shares                                                          5               6
   Purchased and cancelled common shares                                         (38)            (32)
   Issue (repayment) of commercial paper and other loans                          (4)            (29)
   Dividends paid                                                                (90)            (76)
                                                                           ----------     -----------
                                                                           ----------     -----------
                                                                                (127)           (131)

Investment Activities
   Bond sales and maturities                                                   5,591           4,729
   Mortgage loan repayments                                                      431             445
   Stock sales                                                                    60             132
   Real estate sales                                                              36               -
   Change in loans to policyholders                                              (19)           (252)
   Change in repurchase agreements                                                34             353
   Investment in subsidiaries                                                     72             (15)
   Investment in bonds                                                        (5,612)         (4,593)
   Investment in mortgage loans                                                 (171)           (456)
   Investment in stocks                                                          (40)           (271)
   Investment in real estate                                                      (8)             (3)
                                                                           ----------     -----------
                                                                           ----------     -----------
                                                                                 374              69

Increase in cash and certificates of deposit                                    (154)            124

Cash and certificates of deposit,
   beginning of year                                                             837             740

Cash and certificates of deposit,
                                                                           ----------     -----------
                                                                           ----------     -----------
   end of period                                                               $ 683           $ 864
                                                                           ==========     ===========
                                                                           ==========     ===========


  Notes to Interim Consolidated Financial Statements (unaudited) (Amounts in millions of dollars unless otherwise noted)


1.   Basis of Presentation

     The interim unaudited consolidated financial statements of Great-West Lifeco Inc. (Lifeco) at March 31, 2002 have been prepared in accordance with Canadian generally accepted accounting principles, using the same accounting policies and methods of computation followed in the consolidated financial statements for the year ended December 31, 2001, except as noted below. These interim consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto in the Company's annual report dated December 31, 2001.



2.   Change in Accounting Policies


(a)  Business Combinations, Goodwill and Other Intangible Assets

     On January 1, 2002, the Company adopted the recommendations of the Canadian Institute of Chartered Accountants (CICA) Handbook Section 1581 Business Combinations and Section 3062 Goodwill and Other Intangible Assets.

     In accordance with the requirements of the new standards, as at January 1, 2002, the Company: - analyzed existing goodwill and reclassified items that should be recognized as separate intangible assets; - completed impairment testing of all indefinite life intangible assets; - ceased amortizing goodwill and indefinite life intangible assets; - commenced the process of allocating goodwill to reporting units and began the related transitional impairment testing of allocated goodwill.
     Any impairment loss resulting from the transitional impairment test will be recorded as a cumulative effect of change in accounting policy and charged to opening surplus. Other than the elimination of goodwill amortization charges from the Summary of Consolidated Operations, and the reclassifications on the Consolidated Balance Sheet as described in Note 3, the new standards had no impact on the financial statements for the three months ended March 31, 2002.

     The following table provides a reconciliation between reported net income, earnings per share and diluted earnings per share adjusted to exclude amortization of goodwill, on an after-tax basis:

                                                                         For the three months
                                                                            ended March 31
                                                                      ----------------------------
                                                                      ----------------------------
                                                                         2002            2001
                                                                      ------------   -------------
                                                                      ------------   -------------

        Net income:
        Reported net income                                                 $ 229           $ 173
        Add back: amortization of goodwill, net of tax                          -              16
                                                                      ------------   -------------
                                                                      ------------   -------------
        Net income adjusted for amortization of goodwill                    $ 229           $ 189
                                                                      ============   =============
                                                                      ============   =============

        Basic earnings per common share:
        Reported earnings per common share                                $ 0.602         $ 0.446
        Add back: amortization of goodwill, net of tax                          -           0.043
                                                                      ------------   -------------
                                                                      ------------   -------------
        Basic earnings per common share adjusted for amortization of goodw$l0.602         $ 0.489
                                                                      ============   =============
                                                                      ============   =============

        Diluted earnings per common share:
        Reported earning per common share                                 $ 0.589         $ 0.438
        Add back: amortization of goodwill, net of tax                          -           0.042
                                                                      ------------   -------------
                                                                      ------------   -------------
        Diluted earnings per common share adjusted for amortization of goo$w0.589         $ 0.480
                                                                      ============   =============
                                                                      ============   =============







(b)  Foreign Currency Translation

     On January 1, 2002, the Company adopted the recommendations of the CICA Handbook Section 1650 Foreign Currency Translation. The amended standards eliminate the deferral and amortization approach to exchange gains and losses on long-term monetary items and require the disclosure of exchange gains and losses included in the calculation of net income. There is no material effect of this change in accounting policy on the financial statements of the Company.

(c)  Stock-Based Compensation and Other Stock-Based Payments

     On January 1, 2002, the Company adopted the recommendations of the CICA Handbook Section 3870 Stock-Based Compensation and Other Stock-Based Payments. In accordance with the requirements of the new standards, the Company has chosen not to apply the fair value based method of accounting and will disclose pro forma net income and pro forma earnings per share as if the fair value based accounting method had been used. The section will be applied to awards granted on or after the date of adoption. No awards have been issued by the Company during the three months ended March 31, 2002.

(d) Certain of 2001 amounts presented for comparative purposes have been reclassified to conform with the presentation adopted in the current year.



3.   Goodwill and Intangible Assets

(a)  Goodwill

     Carrying value of goodwill and changes in the carrying value of goodwill for the three months ended March 31, 2002 are as follows:

                                                          Canada      United States     Total
                                                        -----------   ----------------------------
                                                        -----------   ------------   -------------

        Balance, beginning of year                         $ 1,538        $ 66          $ 1,604
        Reclassification between goodwill and                 (529)             -          (529)
           intangible assets
        Reclassification between goodwill and future taxes     129              -           129
        Sale of subsidiary                                      (3)             -            (3)
                                                        -----------   ------------   -------------
                1,201                                   -----------   ------------   -------------
        Balance, end of period                            $ 1,135         $ 66,135      $ 1,201
                                                        ===========   ============   =============
                                                        ===========   ============   =============

(b)  Intangible Assets

     The Company has identified the following indefinite life intangible assets acquired as part of London Insurance Group in 1997, which are not subject to amortization. Carrying value of intangible assets and changes in the carrying value of intangible assets for the three months ended March 31, 2002 are as follows:

                                                          Canada      United States     Total
                                                        -----------   ----------------------------
                                                        -----------   ------------   -------------

        Balance, beginning of year                             $ -        $ -             $ -
        Reclassified from goodwill
            - Brands and trademarks                            175              -             175
            - Shareholders portion of acquired future
               Participating account profits                   354              -             354
                                                        -----------   ------------   -------------
                   529                                  -----------   ------------   -------------
        Balance, end of period                             $ 529          $2-            $ 529
                                                        ===========   ============   =============
                                                        ===========   ============   =============







4.   Minority and Other Interests

     The Company controls a 100% equity interest in The Great-West Life
     Assurance Company (Great-West) and Great-West Life & Annuity Insurance
     Company (GWL&A) at March 31, 2002 and March 31, 2001. The minority and other interests of GWL&A and Great-West and its subsidiaries are:
     ---------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------

     a) For the three months ended March 31                              2002            2001
                                                                      ------------   -------------
                                                                      ------------   -------------
        Participating policyholder
                  Net income attributable to participating policyholder
                     before policyholder dividends
                       Great-West                                            $ 22            $ 25
                       London Life                                            130             111
                       GWL&A                                                   51              53


                  Policyholder dividends
                       Great-West                                              22              21
                       London Life                                            127             120
                       GWL&A                                                   51              51
                                                                      ------------   -------------
                                                                      ------------   -------------
                  Net income                                                  $ 3            $ (3)
                                                                      ------------   -------------
                                                                      ------------   -------------

        Preferred shareholder dividends                                         6               5

        Minority shareholder interest                                           -               2
                                                                      ------------   -------------
                                                                      ------------   -------------
        Total                                                                 $ 9             $ 4
                                                                      ============   =============
                                                                      ============   =============

     ---------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------

     b) As at                                           March 31,      December 31,   March 31,
                                                           2002          2001            2001
                                                        -----------   ------------   -------------
                                                        -----------   ------------   -------------

        Participating policyholder
           undistributed surplus
                  Great-West                                 $ 332          $ 332           $ 332
                  London Life                                  918            914             891
                  GWL&A                                        235            235             233
                                                        -----------   ------------   -------------
                                                        -----------   ------------   -------------
                                                             1,485          1,481           1,456

        Preferred shareholders                                 459            459             459

        Minority interests in capital stock and surplus          1             10              12
                                                        -----------   ------------   -------------
                                                        -----------   ------------   -------------
                                                           $ 1,945        $ 1,950         $ 1,927
                                                        ===========   ============   =============



5.   Capital Stock
     Authorized

         Unlimited First Preferred Shares, Class A Preferred Shares and Second Preferred Shares
         Unlimited Common Shares

     Issued and Outstanding

                                   March 31, 2002                   March 31, 2001
                                   ---------------------------   ---------------------------------
                                   ---------------------------   ---------------------------------
                                                  Stated Value                        Stated Value
                                     Number       (thousands)      Number             (thousands)
                                   ------------   ------------   ------------         ------------
                                   ------------   ------------   ------------         ------------
     Preferred Shares:

         Series B, 7.45% Non-Cumulative
             First Preferred Shares  4,000,000      $ 100,000      4,000,000            $ 100,000
         Series C, 7.75% Non-Cumulative
             First Preferred Shares  4,000,000        100,000      4,000,000              100,000
         Series D, 4.70% Non-Cumulative
             First Preferred Shares  8,000,000        200,000      8,000,000              200,000
         Series 1, 5.00% Non-Cumulative
             Class A Preferred Shares5,192,242        129,806      5,192,242              129,806
                                   ------------   ------------   ------------         ------------
                                   ------------   ------------   ------------         ------------

         Balance, end of period     21,192,242      $ 529,806     21,192,242            $ 529,806
                                   ------------   ------------   ------------         ------------
                                   ------------   ------------   ------------         ------------

     Common Shares:

         Balance, beginning of year369,459,808    $ 1,553,294    372,404,725          $ 1,556,559
         Purchased and cancelled under
             Normal Course Issuer Bi(1,134,300)        (4,772)      (901,300)              (3,770)
         Issued under Stock Option Plan492,799          4,903        634,007                6,030
                                   ------------   ------------   ------------         ------------
                                   ------------   ------------   ------------         ------------

         Balance, end of period    368,818,307    $ 1,553,425    372,137,432          $ 1,558,819
                                   ------------   ------------   ------------         ------------
                                   ------------   ------------   ------------         ------------

     Total Capital Stock                          $ 2,083,231                         $ 2,088,625
                                                  ============                        ============
                                                  ============                        ============



     Stock Option Plan
     At March 31, 2002, options to purchase up to an aggregate of 11,774,855 (12,963,814 at March 31, 2001) common shares at various prices from $8.48 to $35.40 were outstanding. The options outstanding have a weighted average exercise price of $20.35 and a weighted average remaining contractual life of 6 years at March 31, 2002.

6.   Earnings Per Common Share

     The following table provides the reconciliation between basic and diluted earnings per common share:

                                                                         For the three months
                                                                           ended March 31
                                                                         -------------------
                                                                         -------------------
                                                                          2002       2001
                                                                         -------------------
                                                                         -------------------
     a) Earnings

        Net income - common shareholders                                   $ 222      $ 166
        Add:

            -Dividends on convertible preferred shares (1)                     7          -
                                                                         --------   --------
                                                                         --------   --------
        Net income - common shareholders - diluted basis                   $ 229      $ 166
                                                                         ========   ========
                                                                         ========   ========


     b) Number of Common Shares

        Average number of common shares outstanding                          369        372
        Add:

            -Potential conversion of preferred shares to common shares (1)    16          -
            -Potential exercise of outstanding stock options                   5          7
                                                                         --------   --------
                                                                         --------   --------
        Average number of common shares outstanding - diluted basis          390        379
                                                                         ========   ========
                                                                         ========   ========

     Earnings per Common Share ( a) divided by b) )

        Basic                                                             $0.602    $ 0.446
                                                                         ========   ========
                                                                         ========   ========

        Diluted                                                           $0.589    $ 0.438
                                                                         ========   ========
                                                                         ========   ========

        (1) If dilutive



7. Commitments and Contingencies (changes since December 31, 2001 annual report)

     On March 21, 2002, London Life completed its previously announced sale of its 82.9% indirect interest in London Guarantee Insurance Company which resulted in an after-tax gain of $31.


8.   Segmented Information
     Consolidated Operations
     For the three months ended March 31, 2002

                                                              Canadian Operations
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                                Participating
                                            Shareholder                                          Policyholder
                                         --------------------------------------------------  ---------------------
                                         --------------------------------------------------  ----------
                                                   Individual                                Individual
                                                      Insurance &                                Insurance &
                                          Group    Investment    Reinsurance                 Investment  Total
                                         Insurance  Products  & SpecialtCorporate  Total     Products    Canada
                                         --------------------------------------------------  ---------------------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 530      $ 167   $ 1,125       $ 3    $ 1,825     $ 333      $ 2,158
         Net investment income                51        119       155        10        335       230          565
         Fee and other income                 17         81         -         4        102         -          102
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                            598        367     1,280        17      2,262       563        2,825
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   450        185     1,242        11      1,888       489        2,377
         Other                               106        100         7         5        218        62          280
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                  42         82        31         1        156        12          168
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             16         28         3        (7)        40         9           49
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             26         54        28         8        116         3          119
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Minority and other interests              -          -         -         6          6         3            9
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  26         54        28         2        110         -          110
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Amortization of goodwill                  -          -         -         -          -         -            -
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 26       $ 54      $ 28       $ 2      $ 110       $ -        $ 110
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ 7        $ 7       $ -          $ 7
         Net income - common shareholders     26         54        28        (5)       103         -          103
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 26       $ 54      $ 28       $ 2      $ 110       $ -        $ 110
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the three months ended March 31, 2002

                                                              United States Operations
                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating
                                            Shareholder                              Policyholder
                                         ---------------------------------------  -------------------
                                         ---------------------------------------  ---------
                                         Employee  Financial                      Financial   Total      Total
                                         Benefits  Services   Corporate  Total    Services    U.S.      Company
                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 418      $ 243       $ -     $ 661       $ 89     $ 750      $ 2,908
         Net investment income                28        215        (4)      239        138       377          942
         Fee and other income                272         89         -       361          -       361          463
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                            718        547        (4)    1,261        227     1,488        4,313
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   336        371        (1)      706        219       925        3,302
         Other                               290         88         6       384          5       389          669
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                  92         88        (9)      171          3       174          342
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             32         27        (7)       52          3        55          104
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             60         61        (2)      119          -       119          238
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Minority and other interests              -          -         -         -          -         -            9
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  60         61        (2)      119          -       119          229
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Amortization of goodwill                  -          -         -         -          -         -            -
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 60       $ 61      $ (2)    $ 119        $ -     $ 119        $ 229
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ -        $ -       $ -          $ 7
         Net income - common shareholders     60         61        (2)      119          -       119          222
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 60       $ 61      $ (2)    $ 119        $ -     $ 119        $ 229
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the three months ended March 31, 2001

                                                              Canadian Operations
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                                Participating
                                            Shareholder                                          Policyholder
                                         --------------------------------------------------  ---------------------
                                         --------------------------------------------------  ----------
                                                   Individual                                Individual
                                                      Insurance &                                Insurance &
                                          Group    Investment    Reinsurance                 Investment  Total
                                         Insurance  Products  & SpecialtCorporate  Total     Products    Canada
                                         --------------------------------------------------  ---------------------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 488      $ 156     $ 600       $ 4    $ 1,248     $ 322      $ 1,570
         Net investment income                55        131       115        31        332       201          533
         Fee and other income                 15         76         -         4         95         -           95
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                            558        363       715        39      1,675       523        2,198
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   424        206       674         7      1,311       457        1,768
         Other                                96         96        18         6        216        66          282
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                  38         61        23        26        148         -          148
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             15         23         3         3         44         5           49
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             23         38        20        23        104        (5)          99
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Minority and other interests              -          -         2         5          7        (5)           2
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  23         38        18        18         97         -           97
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Amortization of goodwill                  6          7         1         1         15         -           15
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 17       $ 31      $ 17      $ 17       $ 82       $ -         $ 82
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ 7        $ 7       $ -          $ 7
         Net income - common shareholders     17         31        17        10         75         -           75
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 17       $ 31      $ 17      $ 17       $ 82       $ -         $ 82
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the three months ended March 31, 2001

                                                              United States Operations
                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating
                                            Shareholder                              Policyholder
                                         ---------------------------------------  -------------------
                                         ---------------------------------------  ---------
                                         Employee  Financial                      Financial   Total      Total
                                         Benefits  Services   Corporate  Total    Services    U.S.      Company
                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 433      $ 310       $ -     $ 743       $ 93     $ 836      $ 2,406
         Net investment income                27        213         -       240        131       371          904
         Fee and other income                290         94         -       384          -       384          479
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                            750        617         -     1,367        224     1,591        3,789
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   399        440        (1)      838        214     1,052        2,820
         Other                               301         91         1       393          5       398          680
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                  50         86         -       136          5       141          289
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             16         25         3        44          3        47           96
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             34         61        (3)       92          2        94          193
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Minority and other interests              -          -         -         -          2         2            4
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  34         61        (3)       92          -        92          189
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Amortization of goodwill                  1          -         -         1          -         1           16
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 33       $ 61      $ (3)     $ 91        $ -      $ 91        $ 173
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ -        $ -       $ -          $ 7
         Net income - common shareholders     33         61        (3)       91          -        91          166
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 33       $ 61      $ (3)     $ 91        $ -      $ 91        $ 173
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========






